भारतीय गैर न्यायिक

भारत INDIA

रु. 500 FIVE HUNDRED RUPEES

पाँच सौ रुपये सत्यमेव जयते Rs. 500

INDIA NON JUDICIAL

दिल्ली DELHI 375346

LEASE DEED

This lease deed is made at Delhi on this 24th Day of November, 2011 between Anil Chanana, S/o Late Shri Karam Chand Chanana R/o 37, Prakriti Marg, M.G. Road, New Delhi-110030, hereinafter referred to as "THE LESSOR" (which expression shall unless it be repugnant to the meaning or context thereof, mean and include his heirs, successors, legal representatives and assigns, of the ONE PART.

AND

Amira Foods (India) Limited, duly incorporated under the Companies Act, 1956, having its Registered Office at B-I/E-28, Mohan Co-Operative Industrial Estate, Mathura Road, New Delhi-110044 represented by Mr. Karan A Chanana, Chairman and Director, duly authorized, hereinafter called "THE LESSEE" (which expression shall unless it be repugnant to the meaning or context thereof, mean and include their successors in title and assigns) of the SECOND PART.

WHEREAS the Lessor is the lawful owner as well as possessor of the immoveable property situated at B-I/ E-28, Mohan Co-Operative Industrial Estate, Mathura Road, New Delhi-110044.

भारतीय गैर न्यायिक

भारत INDIA

रु. 500 FIVE HUNDRED RUPEES

पाँच सौ रुपये Rs. 500

सत्यमेव जयते

INDIA NON JUDICIAL

दिल्ली DELHI 375341

WHEREAS the Lessor intends to let out on a monthly tenancy basis the ground floor of the building situated on the said premise admeasuring about 500 sq. mts, and hereinafter referred to as "the SAID PREMISES"

A. THIS DEED WITNESSETH AS UNDER

(i) The lessor hereby agrees to let out to the lessee and the lessee agrees to take THE SAID PREMISES on lease for rent and on the terms and conditions contained in this agreement.

(ii) In consideration of the rent hereinafter reserved and of the other covenants and conditions hereinafter contained, the LESSOR hereby agrees to lease to the LESSEE, the SAID PREMISES in good condition with all electrical fittings in working condition for the purpose of operating an office, together with other common facilities and easements belonging to and pertaining to the said premises for a period of 11 (eleven) months with effect from 01-November- 2011 by paying to the LESSOR during the said term the rent of Rs 10,000/- (Rupees Ten Thousand only) per month excluding water and electricity bill.

भारतीय गैर न्यायिक

भारत INDIA

रु. 500 FIVE HUNDRED RUPEES

पाँच सौ रुपये Rs. 500

सत्यमेव जयते

INDIA NON JUDICIAL

दिल्ली DELHI

375340

(iii) The LESSEE shall clear all outstanding Electricity/Telephone bill and other charges/ dues and demands, before handing over possession to the LESSOR.

(iv) That the monthly rent shall be paid by the LESSEE to the LESSOR on or before 10th Day of each English calendar month.

B. THE LESSEE HEREBY COVENANTS WITH THE LESSOR AS FOLLOWS:

(i) That the LESSEE shall pay to the Lessor for the Said Premises a monthly rent of Rs. 10,000/- (Rupees Ten Thousand Only) excluding water and electricity bill in the name of "Anil Chanana" also to be paid by lessee subject to tax deduction at source, as applicable, commencing from 01-November- 2011.

(ii) That the LESSEE shall keep the interior of the said premises in clean and good condition.

भारतीय गैर न्यायिक

भारत INDIA

रु. 500 FIVE HUNDRED RUPEES

पाँच सौ रुपये Rs. 500

सत्यमेव जयते

INDIA NON JUDICIAL

दिल्ली DELHI 375339

(iii) That the LESSEE shall abide by the bye-laws and regulation of the authorities concerned in respect of the said premises & shall be solely

(iv) liable and responsible for all misuse/breaches thereof, if used for any purpose other than operating an office.

(v) That the said premises shall be used by the LESSEE for office purposes and not for any hazardous or illegal purpose or purposes contrary to the laws of India.

(vi) That the LESSEE shall not sublet, transfer, assign or otherwise part with the possession or interest rights of any sorts of any part or whole of the said premises or any part constructed thereon to any party without the prior written consent of the LESSOR.

(vii) That the LESSEE shall not make any permanent / structural additions or alteration in the said premises without the prior written consent of the LESSOR. However, the LESSEE may erect false ceiling, temporary partitions for making any cabin etc. fittings, doors and windows at its own cost and expense.

भारतीय गैर न्यायिक

एक सौ रुपये Rs. 100

रु. 100 ONE HUNDRED RUPEES

सत्यमेव जयते

भारत INDIA

INDIA NON JUDICIAL

दिल्ली DELHI

S 436307

(vii) That the LESSEE shall not be responsible for any loss or damage resulting from earthquake, storm, war, civil disturbance or other conditions over which the LESSEE has no control.

C. THE LESSOR HEREBY COVENANTS WITH THE LESSEE AS FOLLOWS:

(i) The LESSOR is the absolute owner of the SAID PREMISES and has full right and absolute authority to grant the lease of the said premises as absolute owner thereof.

(ii) The LESSOR has observed and performed all the statutory obligations in respect of the said premises and has not committed breach of any statute or regulation.

(iii) The ownership of the said premises is valid and subsisting and neither he nor anyone on his behalf, to his knowledge, has committed or omitted to do any act, deed, matter or thing whereby his ownership, possession or occupation of the said premises is, can or may be in any manner, impeached or affected.

भारतीय गैर न्यायिक

एक सौ रुपये Rs. 100

रु. 100 ONE HUNDRED RUPEES

सत्यमेव जयते

भारत INDIA

INDIA NON JUDICIAL

दिल्ली DELHI

S 436306

(iv) That the LESSOR and his agents, servants etc. or any intending purchaser/s authorised by the LESSOR shall have full liberty to inspect the SAID PREMISES at any reasonable time after giving 48 hours notice to the LESSEE.

(v) That the LESSOR agrees and undertakes to indemnify and keep the LESSEE indemnified and harmless against any loss, damages, suit, proceeding, costs, charges and expenses that may be suffered or incurred by the LESSEE on account of any claim that may be made by any person claiming to the be LESSEE and/or interested in the tenancy right or occupancy rights of the SAID PREMISES or any part thereof.

(vi) The LESSOR shall pay all taxes, such as house tax etc to the local Municipal Corporation or any other Governmental Authorities in respect of the said premises.

(vii) That the LESSEE paying the rent hereby reserved and observing and performing the covenants and stipulations herein-mentioned above on

its part contained shall peacefully hold and enjoy the said premises during the said term without any disturbances and/or interruption by the LESSOR or any other person/s lawfully claiming under them.

(viii) That if during the initial lease period or extended lease period, the LESSOR transfers/sells whole or part of the said premises to any person / persons, then in such event the LESSEE shall attorn to such transferee or transferees on the same terms and conditions as are contained herein. However, the transfer, if any, shall be subject to this lease.

(ix) The LESSEE agrees to deliver, upon the expiration or sooner determination of the tenancy hereby created, the said premises to the LESSOR in the same order and condition as it is given on the date of execution of these presents.

D. IT IS MUTUALLY AGREED AS FOLLOWS:

(i) The LESSOR and the LESSEE shall be governed by the provisions of Delhi Rent Control Act, 1958 and the statutory modification and/ or amendments thereto.

(ii) The term of the lease under this agreement shall be for 11 months commencing from 01-November- 2011 to 30th September, 2012. The lease may be renewed further in writing with the mutual consent of the parties.

(iii) That in case the LESSEE desires to vacate the said premises earlier than the lease period of 11 (eleven) months or during the extended period thereof it can be done so by giving at least One month written notice to the LESSOR in advance.

(iv) That on termination of the lease, the LESSEE shall hand over vacant peaceful physical possession of the said premises to the LESSOR without any demur, cost, demand, and compensation of any sort.

(v) That all the expenses of this Lease Deed including its cost of stamp papers etc. shall be borne and paid by both the LESSOR and the LESSEE equally.

(vi) That in case of dispute or differences arising between the parties in respect of their rights/ obligations under this Agreement as regards interpretation or in respect of any matter attached to or arising out of this agreement, at any time, such dispute shall be settled by arbitration by an arbitral tribunal consisting of three arbitrators, in accordance with the provisions of the Arbitration and Conciliation Act, 1996, as amended from time to time. Each party shall appoint an arbitrator and the third arbitrator shall be appointed by the two arbitrators so appointed. The seat of arbitration shall be New Delhi and the language of arbitration shall be English.

(vii) This agreement shall be governed by Indian law and the courts in New Delhi shall have exclusive jurisdiction in respect of matters arising under or in relation to this agreement.

IN WITNESS WHEREOF, the parties hereto have executed and signed in these presents on the day, month and year above mentioned.

<u>**WITNESSES:**</u>

1.

LESSOR
(Anil Chanana)

2.

LESSEE
(Karan A Chanana)